Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re USA SYNTHETIC FUEL CORPORATION, et al.,[1] Debtors.	x : : : : : : : : x	Chapter 11 Case No. 15-10599 (MFW) (Jointly Administered) Hearing Date: September 29, 2015 at 11:30 a.m. (ET) Objections Due: August 27, 2015 at 4 p.m. (ET)

DEBTORS’ MOTION FOR ENTRY OF AN ORDER CONVERTING DEBTORS’ CHAPTER 11 CASES TO CASES UNDER CHAPTER 7 OF THE BANKRUPTCY CODE

 The debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases hereby file this motion (the “Motion”) for entry of an order, pursuant to section 1112 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (as amended, the “Bankruptcy Code”), converting the Debtors’ chapter 11 cases to cases under chapter 7 of the Bankruptcy Code.  In support of this Motion, the Debtors respectfully state as follows:

JURISDICTION

1.  This Court has jurisdiction to consider this Motion pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012.  This matter is a core proceeding pursuant to 28 U.S.C. § 157(b)(2).  Venue is proper in this Court pursuant to 28 U.S.C. §§ 1408 and 1409.

2.  The statutory predicates for the relief requested in this Motion are sections 1112(a) and (b) of the Bankruptcy Code.

BACKGROUND

3.  On March 17, 2015 (the “Petition Date”), each Debtor filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code.  No trustee, examiner, or official committee has been appointed in these cases.  The Debtors are authorized to continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

1.   The Debtors are the following entities (the last four digits of their respective taxpayer identification numbers follow in parentheses): USA Synthetic Fuel Corporation (5258); Lima Energy Company (5661); and Cleantech Corporation (6023).  The Debtors’ address is 312 Walnut Street, Suite 1600, Cincinnati, Ohio 45202.

4.  On the Petition Date, after months of exploring and evaluating alternative transactions, the Debtors filed a motion [D.I. 6] (the “Sale Motion”) for entry of an order granting the Debtors authority to sell (the “Sale”) substantially all of their assets (the “Bid Assets”) pursuant to a public marketing and auction process.

5.  On April 16, 2015, the Court entered an order [D.I. 91] (the “Bid Procedures Order”) establishing bid procedures (the “Bid Procedures”) to be followed in connection with the requested Sale, scheduling an auction to determine the highest and best offer received for the Bid Assets if more than one qualified bid was submitted, and scheduling a final hearing to approve the Sale (the “Sale Hearing”).  The Bid Procedures Order also approved an asset purchase agreement dated March 17, 2015 (as amended, the “Asset Purchase Agreement”), by and between Debtors USA Synthetic Fuel Corporation and Lima Energy Company, as sellers, and Third Eye Capital Corporation,2 as purchaser (the “Stalking Horse Bidder”), subject to higher and better offers submitted in accordance with the Bid Procedures.3

6.  Despite contacting nearly three-hundred parties to elicit interest in the Sale, however, the Debtors did not receive any competing bids for the Bid Assets and the Stalking Horse Bidder was declared the winning bidder.4

7.  On June 1, 2015, the Court entered an order [D.I. 149] (the “Sale Order”) authorizing and approving the Sale to the Stalking Horse Bidder pursuant to the terms and conditions set forth in the Asset Purchase Agreement, including a credit bid of $15 million plus the assumption of certain liabilities related to Debtors’ operations and affairs.

8.  As a result, the Debtors have now sold all of their assets of any meaningful value. While the Debtors have taken several steps since closing the Sale to wind-up their estates, at this point the Debtors do not believe that their estates will continue to benefit by remaining in chapter 11. Accordingly, the Debtors submit that these chapter 11 cases should be converted to chapter 7.

2.   Pursuant to Section 12.3 of the Asset Purchase Agreement, Third Eye Capital Corporation subsequently assigned its rights and obligations under the Asset Purchase Agreement to American Future Fuels Corporation.  See Notice Of Filing Of First Amendment And Assignment And Assumption Of Asset Purchase Agreement [D.I. 145].

3.   Summaries of the Asset Purchase Agreement and any other agreement, order or document contained herein are solely for the convenience of the Court and parties-in-interest, and are qualified in their entirety by the actual definitive documentation, which shall control in all respects.

4.   Additional information regarding the Debtors’ marketing efforts is contained in the Declaration Of Jeffrey D. Henderson In Support Of Debtors’ Motion For An Order Authorizing And Approving (A) The Sale Of Certain Of The Debtors’ Assets Free And Clear Of Liens, Claims, Encumbrances, And Interests; (B) The Asset Purchase Agreement And Ancillary Agreements; (C) The Assumption And Assignment Of Executory Contracts And Unexpired Leases; And (D) Related Relief [D.I. 147].

9.  In addition, the Debtors have insufficient funds to confirm a chapter 11 plan of reorganization. With the cessation of operations and no significant assets left to administer, a successful rehabilitation under the auspices of chapter 11 of the Bankruptcy Code is not possible.  Thus, drawing out the chapter 11 process will result in additional administrative expense with little or no benefit to the Debtors’ estates.

10.  Given these circumstances, the Debtors’ boards of directors voted to pursue conversion of these chapter 11 cases to cases under chapter 7 of the Bankruptcy Code in an effort to maximize residual value for the benefit of all stakeholders.

RELIEF REQUESTED

11.  By this Motion, the Debtors seek entry of an order, pursuant to section 1112 of the Bankruptcy Code, converting the Debtors’ chapter 11 cases to cases under chapter 7 of the Bankruptcy Code.

BASIS FOR RELIEF REQUESTED

12.  Section 1112(a) of the Bankruptcy Code entitles a debtor to convert its case from chapter 11 to chapter 7, unless (i) the debtor is not a debtor in possession, (ii) the case was originally commenced as an involuntary case under chapter 11, or (iii) the case was converted to a chapter 11 case at the request of a non-debtor party.  See 11 U.S.C. § 1112(a).

13.  Indeed, section 1112(a) of the Bankruptcy Code “gives the debtor [in possession] the absolute right to convert a voluntarily commenced chapter 11 case . . . to a liquidation case” under chapter 7.  In re Schuler, 119 B.R. 191, 192 (Bankr. W.D. Mo. 1990) (citing H.R. Rep. No. 595, 95th Cong., 1st Sess. 405 (1977); S. Rep. No. 989, 95th Cong., 2nd Sess. 117 (1978)); see also In Dieckhaus Stationers of King of Prussia, Inc., 73 B.R. 969, 971 (Bankr. E.D. Pa. 1987) (stating that the plain language of section 1112(a) “gives the debtor an absolute right to convert” unless one of the enumerated exceptions applies); 7 Collier on Bankruptcy ¶ 1112.02[1], at 1112-8 (Alan N. Resnick & Henry J. Sommer eds., 16th ed.).  Courts have explained that, provided the above exceptions do not exist, a debtor has an absolute right to convert its case from chapter 11 to chapter 7 of the Bankruptcy Code.  See In re Tex. Extrusion Corp., 844 F.2d 1142, 1161 (5th Cir. 1988) (finding that “[a] debtor has the absolute right to convert his or her Chapter 11 case to a Chapter 7 case” under section 1112(a)); Results Sys. Corp. v. MQVP, Inc., 395 B.R. 1, 5 (E.D. Mich. 2008) (“[§] 1112(a) gives the debtor the right to convert a chapter 11 case to a liquidation case under chapter 7 at any time.”) (internal citation omitted);  see also Fed. R. Bankr. P. 1017(f)(1) and 1017(f)(2) (conversion under section 1112(a) is requested by motion under Bankruptcy Rule 9013 but is not to be treated as a contested matter under Bankruptcy Rule 9014).

14.  The Debtors respectfully submit that the requirements for conversion set forth in section 1112(a) are satisfied.  In particular, the Debtors are debtors in possession under sections 1107 and 1108 of the Bankruptcy Code, they commenced these chapter 11 cases voluntarily, and there have been no prior conversions.  Further, as required under section 1112(f), the Debtors are eligible for chapter 7 bankruptcy and could have initiated their cases under that chapter.  Accordingly, section 1112(a) of the Bankruptcy Code provides an independent basis and absolute right under the circumstances for the Debtors to convert their chapter 11 cases.

15.  Alternatively, Bankruptcy Code section 1112(b) also authorizes the same relief if the Debtors can demonstrate “cause” in accordance with the statute.  See 11 U.S.C § 1112(b)(1).  “Cause” includes “continuing loss or diminution of the estate and absence of a reasonable likelihood of rehabilitation.”  Id. § 1112(b)(4)(A).  Courts have held that continuing to incur quarterly U.S. Trustee fees and legal fees may constitute a continuing loss for purposes of this prong.  See In re FRGR Managing Member LLC, 419 B.R. 576, 581 (Bankr. S.D.N.Y. 2009).  Nonetheless, the list of factors set forth under section 1112(b)(4) are non-exclusive examples of cause and a bankruptcy court may consider other factors and employ its equitable powers to reach the result appropriate in the particular case.  See Camden Ordnance Mfg. Co. of Ark., Inc. v. U.S. Trustee (In re Camden Ordnance Mfg. Co. of Ark., Inc.), 245 B.R. 794, 798 (E.D. Pa. 2000); In re Congoleum Corp., 414 B.R 44, 61 (D. N.J. 2009); In re Ramreddy, Inc., 440 B.R. 103, 115 (Bankr. E.D. Pa. 2009).

16.  In addition, Courts have found that where a debtor’s business operations have ceased, the best interests of creditors and the estate are served by converting the reorganization proceedings to chapter 7 cases.  See In re Great Am. Pyramid Joint Venture, 144 B.R. 780, 791 (Bankr. W.D Tenn. 1992) (“when no or substantially no business is left to reorganized, [the] chapter 11 cases do not serve [the purposes of the Bankruptcy Code] and ‘cause’ exists’” to convert the cases to chapter 7 proceedings); see also In re Tracey Serv. Co., 17 B.R. 405, 410 (Bankr. E.D. Pa. 1982); In re W.J. Rewolt Co., 22 B.R 459, 461–462 (Bankr. E.D. Mich. 1982).

17.  Given that the Debtors (i) have sold all of their assets of any meaningful value, (ii) have no business operations, and (iii) do not have the resources necessary to propose and confirm a chapter 11 plan, the Debtors submit that conversion of these cases to cases under chapter 7 of the Bankruptcy Code is necessary and appropriate in addition to the reasons articulated under section 1112(a).  Stated differently, there is no reasonable prospect that the Debtors can successfully rehabilitate.  Further, if the Debtors remain in chapter 11, they will incur additional administrative expenses without concomitant benefit to their estates.

18.  Under the particular circumstances, the Debtors respectfully submit that the interests of all stakeholders would best be served by converting these cases to cases under chapter 7 of the Bankruptcy Code.

NOTICE

19.  Notice of this Motion will be provided to: (i) the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”); (ii) the entities listed on the Consolidated List of Creditors Holding the Twenty Largest Unsecured Claims; (iii) counsel to the Stalking Horse Bidder; (iv) all parties who have requested notice in these chapter 11 cases pursuant to Bankruptcy Rule 2002; (v) the Securities and Exchange Commission; and (vi) all parties listed on the Debtors’ creditor matrix.  In light of the relief requested herein, the Debtors respectfully submit that no other or further notice of this Motion need be given.

CONCLUSION

 WHEREFORE, the Debtors respectfully request that the Court enter an order, substantially in the form attached hereto as Exhibit A (i) converting the Debtors’ chapter 11 cases to cases under chapter 7 of the Bankruptcy Code, and (ii) granting such other and further relief as this Court deems just and proper.

Dated:August 13, 2015 Wilmington, Delaware

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

/s/ Andrew R. Remming

Robert J. Dehney (No. 3578)

Andrew R. Remming (No. 5120)

Matthew R. Koch (No. 6048)

1201 N. Market St., 16th Flr.

PO Box 1347

Wilmington, DE  19899-1347

Telephone:302-658-9200

Facsimile:302-658-3989

rdehney@mnat.com

aremming@mnat.com

mkoch@mnat.com

Counsel for Debtors

and Debtors in Possession

EXHIBIT A

[Proposed Order]

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re USA SYNTHETIC FUEL CORPORATION, et al.,[1] Debtors.	x : : : : : : : : x	Chapter 11 Case No. 15-10599 (MFW) (Jointly Administered) RE: D.I._____

ORDER CONVERTING DEBTORS’ CHAPTER 11 CASES TO

CASES UNDER CHAPTER 7 OF THE BANKRUPTCY CODE

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (the “Debtors”) for entry of an order, pursuant to sections 1112(a) and (b) of the Bankruptcy Code, converting the Debtors’ chapter 11 cases to cases under chapter 7 of Bankruptcy Code; and the Court having jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 1334 and 157 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and consideration of the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and venue being proper in this district pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided; and it appearing that no other or further notice need be provided; and the Court having determined that the relief sought in the Motion is in the best interests of the Debtors and their respective estates, creditors, and all parties in interest; and the Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and upon all of the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor;

IT IS HEREBY ORDERED THAT:

1.   The Motion is GRANTED.

2.  The Debtors’ chapter 11 cases shall be converted to cases under chapter 7 of the Bankruptcy Code pursuant to section 1112 of the Bankruptcy Code, effective as of October 6, 2015 (the “Effective Date”).

1.  The Debtors are the following entities (the last four digits of their respective taxpayer identification numbers follow in parentheses): USA Synthetic Fuel Corporation (5258); Lima Energy Company (5661); and Cleantech Corporation (6023).  The Debtors’ address is 312 Walnut Street, Suite 1600, Cincinnati, Ohio 45202.

2.  Capitalized terms not defined herein are defined in the Motion.

3.  The U.S. Trustee shall appoint an interim trustee pursuant to section 701 of the Bankruptcy Code to serve in the Debtors’ chapter 7 cases pending the qualification of a permanent trustee under sections 702 of the Bankruptcy Code.

4.   The Debtors shall:

a.Within seven days of the Effective Date, turn over to the interim chapter 7 trustee, once one is appointed, all records and property of the estate under its possession or control as required by Bankruptcy Rule 1019(4);

b.Within fourteen days of the Effective Date, file schedules of unpaid debts incurred after the filing of the petition and before conversion of the case, including the name and address of each holder of a claim, as required by Bankruptcy Rule 1019(5); and

c.Within thirty days from the Effective Date, file and transmit to the U.S. Trustee a final report and account as required by Bankruptcy Rule 1019(5)(A).

1.  To the extent not already done, all professionals employed by the Debtors in the Debtors’ chapter 11 cases that are required to file a final fee application shall file, within 45 days of the Effective Date, a final fee application for approval of all fees and expenses incurred through the Effective Date.

2.  The Debtors are hereby authorized and empowered to take all actions necessary to implement and effectuate the terms of this Order.

7. This Court shall retain jurisdiction with respect to all matters relating to the interpretation or implementation of this Order.

Dated:________________, 2015

Wilmington, Delaware

 __________________________________________

 THE HONORABLE MARY F. WALRATH

UNITED STATES BANKRUPTCY JUDGE